Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Onghai, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of LookSmart Group, Inc on Form 10-Q for the fiscal quarter ended September 30, 2015, fully complies with the requirements of §13(a) or §15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of LookSmart Group, Inc

Date: November 23, 2015	/s/ Michael Onghai
Michael Onghai, Chief Executive Officer (Principal Executive Officer, Principal Financial and Accounting Officer)

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